UACSC 1999-A

                        UNION ACCEPTANCE CORPORATION
                                 (Servicer)
                            MONTH ENDING 3/31/99

PRINCIPAL BALANCE RECONCILIATION                                               DOLLARS

                                                CLASS A-1          CLASS A-2       CLASS A-3         CLASS A-4         CLASS A-5
                                               -------------     -------------   -------------     -------------     -------------
Original Principal Balance                    61,200,000.00     67,525,000.00   96,050,000.00    39,950,000.00      55,820,134.82
Beginning Period Principal Balance            51,437,698.71     67,525,000.00   96,050,000.00    39,950,000.00      55,820,134.82
Principal Collections - Scheduled Payments     3,923,279.57                 -               -                -                  -
Principal Collections - Payoffs                5,215,909.59                 -               -                -                  -
Principal Withdrawal from Payahead                   675.64                 -               -                -                  -
Gross Principal Charge Offs                       25,855.53                 -               -                -                  -
Repurchases                                               -                 -               -                -                  -
                                              -------------     -------------   -------------    -------------      -------------
Ending Balance                                42,271,978.38     67,525,000.00   96,050,000.00    39,950,000.00      55,820,134.82
                                              =============     =============   =============    =============      =============


Certificate Factor                                0.6907186         1.0000000       1.0000000        1.0000000          1.0000000
Pass Through Rate                                    4.9800%           5.4300%         5.5700%           5.700%             5.870%



PRINCIPAL BALANCE RECONCILIATION
                                                                      NUMBERS
                                                TOTAL CLASS A's
                                                 -------------     -----------
Original Principal Balance                        320,545,134.82       20,263
Beginning Period Principal Balance                310,782,833.53       19,810
Principal Collections - Scheduled Payments          3,923,279.57
Principal Collections - Payoffs                     5,215,909.59          373
Principal Withdrawal from Payahead                        675.64
Gross Principal Charge Offs                            25,855.53            2
Repurchases                                                    -            0
                                                  --------------       ------
Ending Balance                                    301,617,113.20       19,435
                                                  ==============       ======


Certificate Factor                                     0.9409505
Pass Through Rate                                         5.4963%

CASH FLOW RECONCILIATION

Principal Wired                                            9,204,539.16
Interest Wired                                             3,381,221.19
Withdrawal from Payahead Account                               1,094.01
Repurchases (Principal and Interest)                                  -
Charge Off Recoveries                                          1,137.88
Interest Advances                                             51,486.24
Certificate Account Interest Earned                           31,978.67
Spread Account Withdrawal                                             -
Class A Policy Draw for Class A Principal or Interest                 -
                                                         --------------
Total Cash Flow                                           12,671,457.15
                                                         ==============


TRUSTEE DISTRIBUTION  (4/8/99)

Total Cash Flow                                           12,671,457.15
Unrecovered Advances on Defaulted Receivables                    648.70
Servicing Fee (Due and Unpaid)                                        -
Interest to Class A-1 Certificateholders                     220,582.00
Interest to Class A-2 Certificateholders                     305,550.63
Interest to Class A-3 Certificateholders                     445,832.08
Interest to Class A-4 Certificateholders                     189,762.50
Interest to Class A-5 Certificateholders                     273,053.49
Interest to Class I Certificateholders                       165,340.75
Principal to Class A-1 Certificateholders                  9,165,720.33
Principal to Class A-2 Certificateholders                             -
Principal to Class A-3 Certificateholders                             -
Principal to Class A-4 Certificateholders                             -
Principal to Class A-5 Certificateholders                             -
Insurance Premium                                             33,764.36
Interest Advance Recoveries from Payments                     13,819.69
Unreimbursed draws on Class A's Policy for Class A
   Principal or  Interest                                             -
Deposit to Payahead                                           47,654.09
Payahead Account Interest to Servicer                             23.24
Excess                                                     1,809,705.29
                                                         --------------

Net Cash                                                              -
                                                         ==============

Servicing Fee Retained from Interest Collections             258,985.69

SPREAD ACCOUNT  RECONCILIATION

Original Balance                                                      -
Beginning Balance                                             12,324.08
Trustee Distribution of Excess                             1,809,705.29
Interest Earned                                                   37.14
Spread Account Draws                                                  -
Reimbursement for Prior Spread Account Draws                          -
Distribution of Funds to Servicer                                     -
                                                         --------------
Ending Balance                                             1,822,066.51
                                                         ==============

Required Balance                                           4,808,177.02



FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION


Original Balance                                          14,424,531.07
Beginning Balance                                         14,412,206.99
Reduction Due to Spread Account                           (1,809,742.43)
Reduction Due to Principal Reduction                        (851,760.97)
                                                         --------------
Ending Balance                                            11,750,703.59
                                                         ==============

First Loss Protection Required Amount                     11,750,703.58
First Loss Protection Fee %                                        2.00%
First Loss Protection Fee                                     20,237.32



POLICY  RECONCILIATION


Original Balance                                         320,545,134.82
Beginning Balance                                        311,898,494.67
Draws                                                                 -
Reimbursement of Prior Draws                                          -
                                                         --------------
Ending Balance
                                                         311,898,494.67
                                                         ==============

Adjusted Ending Balance Based Upon Required Balance      301,654,153.83
                                                         ==============
Required Balance                                         301,654,153.83


PAYAHEAD RECONCILIATION


Beginning Balance                                              7,712.88
Deposit                                                       47,654.09
Payahead Interest                                                 23.24
Withdrawal                                                     1,094.01
                                                         --------------
Ending Balance                                                54,296.20
                                                         ==============

CURRENT DELINQUENCY
                                             GROSS
     # PAYMENTS DELINQUENT      NUMBER      BALANCE      PRINCIPAL    INTEREST
     ---------------------      ------      -------      ---------    --------
1 Payment                        202      2,880,273.97   30,725.96    36,834.63
2 Payments                        62      1,017,116.29   18,443.35    25,304.31
3 Payments                         4         78,508.45    1,857.91     2,986.37
                                 ---      ------------   ---------    ---------
Total                            268      3,975,898.71   51,027.22    65,125.31
                                 ===      ============   =========    =========

Percent Delinquent             1.379%            1.318%




DELINQUENCY RATE (60+)
                                                              RECEIVABLE
                                       END OF PERIOD          DELINQUENCY
   PERIOD             BALANCE          POOL BALANCE             RATE
   ------             -------          ------------             ----
Current             1,095,624.74       301,617,113.20           0.36%
1st Previous          171,947.71       310,782,833.53           0.06%
2nd Previous


NET LOSS RATE
                                                                                           DEFAULTED
                                                    LIQUIDATION        AVERAGE              NET LOSS
   PERIOD                             BALANCE        PROCEEDS        POOL BALANCE         (ANNUALIZED)
   ------                             -------        --------        ------------         ------------
Current                              25,855.53       1,137.88       306,199,973.37              0.10%
1st Previous                         29,260.10              -       315,663,984.18              0.11%

2nd Previous

Gross Cumulative Charge Offs         55,115.63       Number of Repossessions                       3
Gross Liquidation Proceeds            1,137.88       Number of Inventoried Autos EOM               4

Net Cumulative Loss Percentage           0.02%       Amount of Inventoried Autos EOM       18,900.00
Net Cumulative Loss Percentage
   (adjusted for estimated
   future Liquidation Proceeds)          0.01%
Trigger                                  0.50%
Status                                     OK


EXCESS YIELD TRIGGER

                                                                                   EXCESS YIELD
                                               EXCESS          END OF PERIOD        PERCENTAGE
   PERIOD                                      YIELD           POOL BALANCE        (ANNUALIZED)
   ------                                      -----           ------------        ------------
Current                                    1,871,851.01       301,617,113.20          7.45%
1st Previous                                  20,187.46       310,782,833.53          0.08%
2nd Previous

                                                 CURRENT
                                                  LEVEL          TRIGGER              STATUS
Six Month Average Excess Yield                     N/A            1.50%                 N/A

Trigger Hit in Current or any Previous Month                                            NO



DATE:                                            /s/ Ashley Vukovits
                                                 ------------------------------
                                                 ASHLEY VUKOVITS
                                                 FINANCE OFFICER